Exhibit 99

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)


The undersigned Director, President and Chief Operating Officer of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688, 333-61146, 333-82427, 333-50737, 333-50545, 33-66786, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006


/s/ Lawrence W. Dahl
--------------------
Lawrence W. Dahl
Director, President and Chief Operating Officer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)


The undersigned Director and Vice President of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688, 333-61146, 333-82427, 333-50737,
333-50545, 33-66786, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006


/s/ John C. Lounds
-------------------
John C. Lounds
Director and Vice President

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)


The undersigned Group Vice President and Controller of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688, 333-61146, 333-82427, 333-50737,
333-50545, 33-66786, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006


/s/ Samuel H. Pilch
--------------------
Samuel H. Pilch
Group Vice President and Controller

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)


The undersigned Director, Senior Vice President and Chief Financial Officer of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688, 333-61146, 333-82427, 333-50737, 333-50545, 33-66786, of the Lincoln Benefit Life Company
Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006


/s/ John C. Pintozzi
--------------------
John C. Pintozzi
Director, Senior Vice President
and Chief Financial Officer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)


The undersigned Director and Vice President of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688, 333-61146, 333-82427, 333-50737,
333-50545, 33-66786, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006


/s/ Kevin R. Slawin
--------------------
Kevin R. Slawin
Director and Vice President

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)


The undersigned Director, Chairman of the Board and Chief Executive Officer of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688, 333-61146, 333-82427, 333-50737, 333-50545, 33-66786, of the Lincoln Benefit Life Company
Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006


/s/ Casey J. Sylla
-------------------
Casey J. Sylla
Director, Chairman of the Board
and Chief Executive Officer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)


The undersigned Treasurer of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688, 333-61146, 333-82427, 333-50737, 333-50545, 33-66786, of the
Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006


/s/ Steven C. Verney
---------------------
Steven C. Verney
Treasurer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)


The undersigned Director and Vice President of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688, 333-61146, 333-82427, 333-50737,
333-50545, 33-66786, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006


/s/ Douglas B. Welch
---------------------
Douglas B. Welch
Director and Vice President